UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2017

Systemax Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13792	11-3262067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Harbor Park Drive, Port Washington, New York	11050
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 608-7000

N.A.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 8.01    Other Events

On December 26, 2017, Systemax Inc. (the “Company”) issued a press release announcing the declaration of a special cash dividend of $1.50 per share payable on January 12, 2018 to stockholders of record on January 5, 2018.
The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits.

The following exhibit relating to Item 8.01 shall be deemed to be furnished, and not filed:

Exhibit Number	Description

99.1	Press Release of Systemax Inc., dated December 26, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSTEMAX INC.

Date: December 26, 2017

By: /s/ Eric Lerner
Name: Eric Lerner
Title: Senior Vice President

Exhibit Index

99.1	Press Release of Systemax Inc., dated December 26, 2017.